SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

| | Preliminary Proxy Statement
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 SANDATA, INC.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

| | $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
| | $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                  SANDATA, INC.
                              26 HARBOR PARK DRIVE
                         PORT WASHINGTON, NEW YORK 11050

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 20, 2000

TO THE STOCKHOLDERS OF SANDATA, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SANDATA, INC., a Delaware corporation ("Sandata"), will be held at Sandata's executive offices, 26 Harbor Park Drive, Port Washington, New York 11050 at 10:00 a.m. local time on November 20, 2000, for the following purposes:

     (1) To elect a board of five (5) Directors;

     (2) To ratify the adoption of Sandata's 2000 Restricted Stock Plan;

     (3) To ratify the adoption of Sandata's 2000 Stock Option Plan; and

     (4) To transact such other business as may properly come before the Meeting.

     Only stockholders of record at the close of business on October 16, 2000 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof.

                                                   By Order of the Sandata, Inc.
                                                   Board of Directors



                                                    Hugh Freund
                                                    Secretary

Port Washington, New York
November 7, 2000

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF SANDATA, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE
PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

--------------------------------------------------------------------------------

                                  SANDATA, INC.
                              26 HARBOR PARK DRIVE
                         PORT WASHINGTON, NEW YORK 11050

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------


           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 20, 2000

                              --------------------



     This Proxy Statement is being mailed on or about November 7, 2000 to the stockholders of record of Sandata, Inc. ("Sandata") at the close of business on October 16, 2000 in connection with the solicitation of proxies by the Board of Directors of Sandata of proxies to be voted at an Annual Meeting of Stockholders to be held on November 20, 2000 at 10:00 a.m. (local time), at Sandata's executive offices located at 26 Harbor Park Drive, Port Washington, New York 11050, and any and all adjournments or postponements thereof (the "Meeting").

     All shares represented by proxies duly executed and received will be voted on the matters presented at the Meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted (1) FOR the named nominees to Sandata's Board of Directors, (2) FOR the ratification of the adoption of Sandata's 2000 Restricted Stock Plan and (3) FOR the ratification of the adoption of Sandata's 2000 Stock Option Plan. The Board does not know of any other matters that may be brought before the Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of shares of Common Stock, par value $.001 per share, of Sandata (the "Common Shares") outstanding and entitled to vote as of October 16, 2000 was 2,506,473. The Common Shares are the only class of securities of Sandata entitled to vote on matters presented to the stockholders of Sandata, each share being entitled to one noncumulative vote. A majority of the Common Shares outstanding and entitled to vote as of October 16, 2000 or 1,253,238 Common Shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on October 16, 2000 will be entitled to vote. With regard to the election of Directors, votes may be cast in favor or withheld. Directors shall be elected by a plurality of the votes cast for such individuals. Votes withheld in connection with the election of one or more of the nominees for Director will not be counted as votes cast for such individuals. Stockholders may expressly abstain from voting on Proposals 2 and 3 by so indicating on the Proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Since Proposals 2 and 3 require the affirmative vote of the holders of a majority of the votes of the outstanding Common Shares present in person or represented by proxy at the Meeting (assuming a quorum is present at the Meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect.

     Any Sandata stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with Sandata written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the Meeting. However, a stockholder who attends the Meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to Sandata at 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Corporate Secretary.

     This Proxy is being solicited by Sandata's Board of Directors. Sandata will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of Sandata's shares. Solicitations will be made primarily by mail, but certain Directors, officers or employees of Sandata may solicit proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of Sandata stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose for a period of ten days prior to the Meeting at Sandata's offices, 26 Harbor Park Drive, Port Washington, New York 11050 and also during the Meeting for inspection by any stockholder who is present.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information for the fiscal years ending May 31, 2000, 1999 and 1998 concerning the compensation of Bert E. Brodsky, the Chairman and Chief Executive Officer of the Company, Gary Stoller, Executive Vice President of the Company, James Poulos, Vice President of Information Systems of the Company until May 12, 2000 and J.P. Clejan, Project Manager of the Company. No other executive officer had a total salary and bonus in excess of $100,000 for the fiscal year ended May 31, 2000:


=========================== ======= ===================================== ================================== ===========
                                           Annual Compensation                 Long-Term Compensation

--------------------------- ------- ------------------------------------- ---------------------------------- -----------
--------------------------- ------- ------------ ---------- ------------- ------------------------ --------- -----------
                                                                                  Awards           Payouts
--------------------------- ------- ------------ ---------- ------------- ------------------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                                                               Other      Restricted  Securities             All Other
                                                               Annual     Stock       Underlying   LTIP      Compensation
                                      Salary       Bonus     Compensa-      Awards     Options/    Payouts      ($)
    Name and Principal       Year       ($)         ($)         Tion         ($)       SARs (#)      ($)
         Position                                               ($)

--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
Bert E. Brodsky, Chairman    2000   200,000 (2)  31,650      14,013 (4)      -0-        350,000      -0-     28,564 (5)
       of the Board                                 (3)


--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                             1999   200,000 (2)     -0-      22,049 (4)      -0-        310,000      -0-     16,678 (5)
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                             1998   200,000 (2)     -0-      13,374 (4)      -0-          -0-        -0-     20,401 (5)
                                                                                                             30,000 (6)

--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
 Gary Stoller, Executive     2000     150,000       -0-      22,391 (4)      -0-          -0-        -0-     16,040 (5)
      Vice President


--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                             1999     119,039       -0-      22,391 (4)      -0-        73,500       -0-     16,040 (5)
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                             1998     115,000       -0-      22,391 (4)      -0-          -0-        -0-     16,040 (5)
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
     James Poulos(1)         2000     120,087       -0-         -0-          -0-         4,700       -0-        -0-
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
                             1999     103,265       -0-         -0-          -0-         1,600       -0-        -0-
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
--------------------------- ------- ------------ ---------- ------------- ----------- ------------ --------- -----------
       J.P. Clejan           2000     130,433       -0-         -0-          -0-         6,600       -0-        -0-
=========================== ======= ============ ========== ============= =========== ============ ========= ===========

(1)  As of May 12, 2000 Mr. Poulos was no longer employed by the Company.

(2) In each of 1998, 1999 and 2000 Mr. Brodsky signed a waiver wherein he agreed to waive his rights to an additional $300,000 of compensation due to be paid to him for the fiscal years ended May 31, 1998, 1999 and 2000, respectively, pursuant to the terms of the Brodsky Employment Agreement with the Company discussed below.

(3) Represents 25,000 shares of Common Stock granted to Mr. Brodsky on February 4, 2000.

(4)  Includes   personal   benefits   relating  to  the  use  of  Company-leased
     automobiles provided for business purposes from an affiliate of the Company's Chairman.

(5) Represents insurance premiums paid by the Company on behalf of Mr. Brodsky and Mr. Stoller for life insurance policies on their lives, the benefits of which are payable to their spouses.

(6) Represents insurance premiums paid by the Company on behalf of Mr. Brodsky for life insurance policies on his life, the benefits of which are payable to an insurance trust, of which Mrs. Brodsky is a co-Trustee.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The  following   table  sets  forth  certain   information   concerning
individual grants of stock options during the fiscal year ending May 31, 2000:



======================================================================================================================

                                Individual Grants

----------------------------------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                     Percent of Total
                                                     Options/SARs
                                Number of              Granted to
                               Securities             Employees in            Exercise or
                               Underlying             Fiscal Year             Base Price             Expiration
          Name            Options/SARs Granted            (%)                   ($/Sh)                  Date
                                   (#)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Bert E. Brodsky                350,000 (1)                53.9                   1.31                  2/3/05

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

James Poulos                    1,600 (2)                  *                     3.00                3/1/04 (4)


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
J.P. Clejan                     6,600 (3)                  *                     3.00                  4/12/04

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

(1) Exercisable over a five year period to the extent of 75,500 shares of Common Stock in each of 2000, 2001, 2002, 2003 and 48,000 shares of Common Stock in 2004.

(2) Exercisable over a five year period to the extent of 540 shares of Common Stock in 2000 and 530 shares of Common Stock in each of 2001 and 2002.

(3) Exercisable over a five year period to the extent of 2,200 shares of Common Stock in each of 2000, 2001 and 2002.

(4) Pursuant to the terms of that certain Option Agreement between the Company and Mr. Poulos, the option to purchase up to 1,600 shares of Common Stock granted to Mr. Poulos expired on May 12, 2000, the date his employment with the Company terminated.

*    Less than 1%.

AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth certain information concerning the value of unexercised options and warrants for the fiscal year ended May 31, 2000:



===================== ======================= ================= ========================== ==========================
                                                                  Number of Securities       Value of Unexercised
                                                                 Underlying Unexercised    in-the-Money Options and
                                                                 Options and Warrants at      Warrants at May 31,
        Name            Shares Acquired on     Value Realized        May 31, 2000(#)                2000($)
                           Exercise(#)              ($)         Exercisable/Unexercisable  Exercisable/Unexercisable
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
  Bert E. Brodsky              -0-                  -0-              385,500/274,500             5,285/19,215
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
    Gary Stoller               -0-                  -0-                 143,500/0                     0/0
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
    James Poulos               -0-                  -0-                    0/0                        0/0
--------------------- ----------------------- ----------------- -------------------------- --------------------------
--------------------- ----------------------- ----------------- -------------------------- --------------------------
    J.P. Clejan                -0-                  -0-                2,200/4,400                    0/0
===================== ======================= ================= ========================== ==========================

COMPENSATION OF DIRECTORS

     During the fiscal year ended May 31, 2000, non-statutory options to purchase up to 36,000 shares of Common Stock, at an exercise price of $3.00 per share, were issued to each of Messrs. Konigsberg and Fish. In addition, during the fiscal year ended May 31, 2000, the Company paid $12,000 in Director's fees.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

     In May 1992, Mr. Brodsky and the Company entered into a deferred compensation agreement pursuant to which the Company will pay (i) to Mr. Brodsky a lump sum ranging from $75,000 to $255,000 if he voluntarily terminates his employment with the Company after attaining 55 years of age or (ii) to Mr. Brodsky's beneficiary a lump sum ranging from $200,000 to $450,000 in the event of Mr. Brodsky's death during the term of his employment with the Company. The amount of the payment is dependent upon the age of Mr. Brodsky at the time of termination of employment or death. The Company has obtained insurance on Mr. Brodsky's life to fund its obligations under the above agreement.

     On February 1, 1997 the Company and its Chairman ("Mr. Brodsky") entered into an employment agreement for a five year term (the "Brodsky Employment Agreement"). Among other things, the Brodsky Employment Agreement provides compensation at the annual rate of $500,000 or a lesser amount if mutually agreed. The Brodsky Employment Agreement also provides for payment of an annual bonus at the sole discretion of the Board of Directors. Mr. Brodsky agreed to accept a reduction in compensation for the fiscal years ended May 31, 2000 and 1999 and has signed waivers evidencing his agreement to such reductions.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth, to the knowledge of Sandata based solely upon records available to it, certain information as of October 16, 2000 regarding the beneficial ownership of Sandata's Common Shares (i) by each person who Sandata believes to be the beneficial owners of more than 5% of its outstanding Common Shares, (ii) by each current Director, (iii) by each person listed in the Summary Compensation Table under "Executive Compensation" and (iv) by all current executive officers and Directors as a group:

============================================= ========================================= ==========================================
   NAME OF MANAGEMENT PERSON AND NAME AND
        ADDRESS OF BENEFICIAL OWNER                                                              APPROXIMATE PERCENTAGE
                                                          NUMBER OF SHARES                        OF OUTSTANDING SHARES
--------------------------------------------- ----------------------------------------- ------------------------------------------
Bert E. Brodsky
26 Harbor Park Drive
Port Washington, NY                                        1,906,584 (1)                                  65.9%
--------------------------------------------- ----------------------------------------- ------------------------------------------
Hugh Freund
26 Harbor Park Drive
Port Washington, NY                                          137,000 (2)                                   5.2%
--------------------------------------------- ----------------------------------------- ------------------------------------------
Gary Stoller
26 Harbor Park Drive
Port Washington, NY                                          164,500 (3)                                   6.2%
--------------------------------------------- ----------------------------------------- ------------------------------------------
James Poulos                                                    -0-                                         -0-
--------------------------------------------- ----------------------------------------- ------------------------------------------
J.P. Clejan                                                    2,200 (4)                                     *
--------------------------------------------- ----------------------------------------- ------------------------------------------
Paul J. Konigsberg
Konigsberg Wolf & Co.
440 Park Avenue South                                         24,000 (5)                                     *
New York, NY 10016
--------------------------------------------- ----------------------------------------- ------------------------------------------
Ronald L. Fish
Unlimited Care Inc.
245 Main Street                                               16,000 (5)                                     *
White Plains, NY 10601
--------------------------------------------- ----------------------------------------- ------------------------------------------
All executive officers and Directors as a
group (6 persons)                                          2,248,084 (1) (2) (3)                          70.2%
                                                                     (5)(6)

============================================= ========================================= ==========================================

---------------

(1) Includes 79,834 shares of the Company's Common Stock owned by the trusts established for the benefit of Mr. Brodsky's four children; includes 20,500 shares of the Company's Common Stock owned by Mr. Brodsky's wife; includes 100,686 shares of Common Stock owned by Mr. Brodsky's adult daughter; includes an aggregate of 109,292 shares of Common Stock owned by Mr. Brodsky's adult sons. Includes 200,000 shares of Common Stock owned by the Bert E. Brodsky Revocable Trust. Includes presently exercisable options to purchase 310,000 shares of Common Stock at $1.41 per share under the 1995 Stock Option Plan (the "1995 Plan"); includes presently exercisable options to purchase 75,500 shares of common stock at $1.31 per share under the 1998 Stock Option Plan (the "1998 Plan").

(2) Includes presently exercisable options to purchase 137,000 shares of Common Stock at $1.41 per share under the 1995 Plan. Excludes 47,464 shares of Common Stock owned by Mr. Freund's adult children. Mr. Freund disclaims any beneficial interest in, or voting or dispositive control over, such shares.

(3) Includes presently exercisable options to purchase 20,000 shares of Common Stock at $2.34 per share under the 1995 Plan; includes presently exercisable options to purchase 50,000 shares of Common Stock at $2.61 per share under the 1995 Plan; includes presently exercisable options to purchase 73,500 shares of Common Stock at $1.41 per share under the 1995 Plan. Includes 21,000 shares of Common Stock owned by trusts established for the benefit of Mr. Stoller's children of which Mr. Stoller is a trustee.

(4) Includes persently exercisable options to purchase 2,200 shares of Common Stock at $3.00 per share under the 1998 Plan.

(5) Includes presently exercisable options to purchase 10,000 shares of Common Stock at $3.00 per share under the 1998 Plan; includes presently exercisable options to purchase 6,000 shares of Common Stock at $3.00 per share under the 1998 Plan.

(6) Does not include 100,000 shares of Common Stock issuable upon the exercise of currently unexercisable stock options issued to Mr. Davies under the 1998 Plan.

*    Less than one percent (1%)

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     IDA/SBA FINANCING

     On June 1, 1994, BFS Sibling Realty, Inc. ("BSRI") formerly known as Brodsky Sibling Realty, Inc., a company affiliated with certain of the Company's Directors, borrowed $3,350,000 in the form of Industrial Development Revenue Bonds ("Bonds") to finance costs incurred in connection with the acquisition of the building in which the Company's office is located (the "Facility") from the NCIDA, and for renovating and equipping the Facility. These Bonds were subsequently purchased by a bank (the "Bank"). The aggregate cost incurred by BSRI in conjunction with such acquisition, renovation and equipping was approximately $4,377,000. In addition, the Company incurred approximately
$500,000 of indebtedness to affiliates of Mr. Brodsky in connection with additional capital improvements. The Bonds bore interest at prime plus 3/4 of 1% until August 11, 1995, at which time the interest rate became fixed at 9% for a five-year term through September 1, 2000. At that time, the interest rate will be adjusted to a rate of either prime plus 3/4 of 1%, or the applicable fixed rate if offered by the Bank. As a condition to the issuance of the Bonds, the NCIDA obtained title to the Facility which it then leased to BSRI.

     On June 21, 1994 (as of June 1, 1994), the Company and its Chairman guaranteed the full and prompt payment of principal and interest of the Bonds and the Company granted the Bank a security interest and lien on all the assets of the Company. In connection with the issuance and sale of the Bonds, the Company, as sublessee, entered into a sublease agreement (the "First Sublease") with BSRI, whereby the Company leased the Facility for the conduct of its business and, in consideration therefor, was obligated to make lease payments in at least equal amounts due to satisfy the underlying Bond obligations.

     On July 31, 1995, by an Assignment and Assumption and First Amendment to Lease between the Company and BSRI, the Company assumed the obligations of BSRI under the lease and became the direct tenant and the beneficial owner of the Facility (collectively the "First Amendment"). In connection with the First Amendment, the First Sublease was terminated. During the period commencing July 1, 1995 and ending October 31, 1996 the Company paid rent for the Facility to the NCIDA in the amount of $48,600 per month, subject to adjustment based upon the then effective interest rate of the Bonds, among other things. In connection with the First Amendment, the Company obtained the right to acquire the Facility upon expiration of the Lease with the NCIDA and became directly liable to the NCIDA for amounts due thereunder. Furthermore, in connection with the First Amendment, the Company assumed certain indebtedness owed to affiliates of the Company's Chairman as follows: (i) the $364,570 remaining balance of a 48-month term loan bearing interest at 8.7% per annum, and (ii) the $428,570 remaining balance of a 42-month term loan bearing interest at 8.91%. Each of the foregoing loans were incurred in connection with the construction of improvements to the Facility, are collateralized by the assets of the primary obligor and are guaranteed by the Company's Chairman.

     On August 11, 1995, the Company entered into a $750,000 loan agreement with the Long Island Development Corporation ("LIDC"), under a guarantee by the U.S. Small Business Administration ("SBA") (the "SBA Loan"). The entire $750,000 proceeds were used to repay a portion of the Bonds. The Company entered into the First Amendment primarily to satisfy certain requirements of the SBA. The SBA Loan is payable in 240 monthly installments of $6,255, which includes principal and interest at a rate of 7.015%.

     As of November 1, 1996, the Company entered into the Second Amendment with BFS (which succeeded to the interest of BSRI with respect to the Second Amendment), the NCIDA and the Bank. In connection with the Second Amendment, (i) BFS assumed all of the Company's obligations under the Lease with the NCIDA and entered into a second sublease with the Company, as sublessee, for the Facility (the "Second Sublease"); and (ii) the Company conveyed to BFS the right to become the owner of the Facility upon expiration of the Lease. In addition, pursuant to the Second Sublease, the Company has assumed certain obligations owed by BFS to the NCIDA under the Lease. BFS has indemnified the Company with respect to certain obligations relative to the Lease and the Second Amendment. The Company made rent payments for the Facility amounting to $694,943 and $661,860 for the fiscal years ending May 31, 2000 and May 31, 1999, respectively. Pursuant to a verbal agreement between BFS and the Company, BFS agreed to reduce the Company's rent payments on the Facility by $150,000 per year, effective June 1, 2000. A written amendment to the Second Sublease is being prepared.

     As a result of the Second Amendment and related transactions discussed above, the Company reduced its fixed assets, consisting of land, building and improvement costs, by the amount of the cost thereof, net of accumulated depreciation, in the amount of $3,125,298 and reduced its long term debt by $3,140,884, which was assumed by BFS; the net difference was recorded as other income in the financial statements in fiscal 1997.

     ADVANCES AND LOANS TO AFFILIATES

     At May 31, 1998, the Company was owed approximately $120,000 from a company affiliated with the officers of the Company, pursuant to a promissory note payable in 24 monthly payments of principal and interest at 8% commencing September 1, 1997. The Company deferred principal payments from April, 1998 to October, 1998, at which time principal and interest payments resumed. At May 31 1999, the Company was owed approximately $42,000 on such note which was repaid within the year ended May 31, 2000.

     During the fiscal year ended May 31, 2000 the Company paid an aggregate of $36,404 on behalf of certain officers to companies affiliated with the Company's Chairman for payment of automobile leases.

     NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

     As of May 31, 2000, the Company derived revenue from National Medical Health Card Systems Inc. ("Health Card"), a company affiliated with the Company's Chairman of the Board, principally for data base and operating system support, hardware leasing, maintenance and related administrative services. The revenues generated from Health Card amounted to approximately $1,753,000 and $1,765,000 for the years ended May 31, 2000 and 1999, respectively. Included in the current year revenues are billings of approximately $540,000 for quality assurance testing of software programs developed by Health Card and network support and $302,000 for help desk services. In addition the Company resells its telephone services to Health Card. As of May 31, 2000, the billings for such telephone services amounted to approximately $151,000 for the fiscal year ended May 31, 2000. Subsequent to May 31, 2000, the Company received approximately $191,000 from Health Card in full payment of amounts due as of that date.

     As of May 31, 2000, the Company owed Health Card $500,000 pursuant to a promissory note, dated May 31, 2000, made payable by the Company to the order of Health Card in the original principal amount of $500,000 plus interest at the rate of 9 1/2%, payable quarterly. The note, which was originally due and payable on June 1, 2001, was subsequently amended to extend such due date to September 1, 2001.

     As of June 1, 1998, Health Card hired 11 employees of Sandsport Data Services, Inc. ("Sandsport"), a wholly owned subsidiary of Sandata, in order to provide development, enhancement, modification and maintenance services, previously provided by Sandsport. Sandsport was paid $208,000 in consideration of Sandsport's waiving certain rights relative to such employees. In addition, Sandsport began leasing certain computer equipment to Health Card for $2,000 per month as well as computer hardware for its data processing center at a monthly cost of $20,000 from Sandsport pursuant to a verbal agreement. Currently the Company is leasing computer equipment to Health Card at a monthly cost to Health Card of $39,800. Sandsport is expected to continue to provide to Health Card consulting services related to Health Card's information systems.

     EQUIPMENT LEASES

     The Company makes various lease payments to affiliates of the Company's Chairman. The payments are for: equipment rental, which was $393,903 and $387,346 in fiscal 2000 and 1999, respectively.

     MEDICAL ARTS OFFICE SERVICES, INC.

     Medical Arts Office Services, Inc. ("MAOS"), a company which the Company's Chairman of the Board is the sole shareholder, provided the Company with accounting, bookkeeping and paralegal services. For the fiscal years ended May 31, 2000 and 1999 the total payments made by the Company to MAOS were $399,592 and $193,934 respectively.

     FEDERATION OF PUERTO RICAN ORGANIZATIONS

     The Company has been providing services to Federation of Puerto Rican Organizations, and/or its affiliates (individually and collectively, the "Federation"), an HRA Vendor Agency, since 1995. On October 31, 1997 and November 30, 1997, respectively, the Company acquired a loan receivable for an aggregate of $300,000 from a third party (a portion of which was acquired from an affiliate of the Company's Chairman), due from the Federation. Such loan receivable was supposed to be secured by accounts receivable due to the Federation. Shortly following the Company's acquiring such receivable, the Federation and its affiliates filed for bankruptcy protection. While the bankruptcy case is still pending, no plan or reorganization or distribution has been proposed. The Company has filed, among other things, claims representing monies owed to the Company with respect to the loan and the receivables. At May 31, 2000, the Company had written off the $300,000 loan receivable in addition to $47,296 for services rendered by the Company owed by the Federation against a reserve established in prior years for these amounts.

                                    PROPOSALS

1.   ELECTION OF DIRECTORS

     Five Directors are to be elected at the Meeting to serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal. If for some unforeseen reason one or more of the nominees is not available as a candidate for Director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board. THE BOARD OF DIRECTORS OF SANDATA UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.

     The following table sets forth the positions and offices presently held with Sandata by each nominee for election as Director, his age as of October 23, 2000, and the year he became a Director of Sandata. Proxies not marked to the contrary will be voted in favor of each such nominees' election.

================================= ========= ==================================================== ==================

                                                   Positions and Offices Presently Held            Year Became a
              Name                Age                          with Sandata                          Director
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Bert E. Brodsky                   58        Chairman of the Board, Treasurer and Director              1983
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Hugh Freund                       63        Executive Vice President, Secretary and Director           1978
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Gary Stoller                      47        Executive Vice President and Director                      1983
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Paul J. Konigsberg                64        Director                                                   1998
--------------------------------- --------- ---------------------------------------------------- ------------------
--------------------------------- --------- ---------------------------------------------------- ------------------
Ronald L. Fish                    59        Director                                                   1998
================================= ========= ==================================================== ==================

     Bert E. Brodsky has been Chairman of the Board and Treasurer of the Company since June 1, 1983 and President from December 1989 through January 2000. From August 1983 through November 1984, from December 1988 through January 1991, from February 1998 to June 1998 and from December 1998 to present, Mr. Brodsky served as Chairman of the Board of Health Card and from June 1998 through December 1998 served as President of Health Card. From October 1983 through December 1993, Mr. Brodsky served as Chairman of the Board of Compuflight, a provider of computerized flight planning services. Since August 1980, Mr. Brodsky has served as Chairman of the Board of P.W. Medical Management, Inc., which provides financial and consulting services to physicians. Since 1979, Mr. Brodsky has also served as President of Bert Brodsky Associates, Inc., which provides consulting services.

     Hugh Freund, a founder of the Company, was the Company's President from 1978 to November 1986, and a Director of the Company since its formation in 1978. Since November 1986, Mr. Freund has served as an Executive Vice President of the Company and Secretary since 1995. Mr. Freund is also President of Sandsport, the Company's wholly-owned health care data processing subsidiary. Additionally, Mr. Freund has been serving as the President of Pro-Health Systems, Inc. since March 9, 1999.

     Gary Stoller joined the Company at the time of its formation in 1978 as its Senior Programmer and Analyst and has been an Executive Vice President and a Director of the Company since January 1983. Mr. Stoller has been responsible for computer design, programming and operations of the Company as its Chief Technology Officer and is the architect of the Sandsport Home Attendant Reporting Program and SanTrax systems.

     Paul J. Konigsberg has served as a Director of the Company since January 1998. Mr. Konigsberg previously served on the Company's Board of Directors from November 1987 through August 1995. Mr. Konigsberg is a certified public accountant and has been a senior partner in the accounting firm of Konigsberg Wolf & Co., P.C. since 1970. Mr. Konigsberg also serves on the Company's Audit Committee.

     Ronald L. Fish has served as a Director of the Company since January, 1998. Since 1975, Mr. Fish served as Administrator, Treasurer and Director of Unlimited Care Inc., a nursing services firm. Mr. Fish also serves on the Company's Audit Committee.

     Each executive officer will hold office until the next regular meeting of the Board of Directors following the next Annual Meeting of Stockholders or until his or her successor is elected or appointed and qualified.

     FAMILY RELATIONSHIPS

     There is no family relationship among any of Sandata's executive officers, Directors or nominees for Directors.

     MEETINGS

     During the fiscal year ended May 31, 2000, the Board of Directors of Sandata held nine (9) meetings and has acted on thirteen (13) occasions by unanimous written consent in lieu of a meeting.

     BOARD COMMITTEES

     The Audit Committee of the Board of Directors is charged with the review of the activities of Sandata's independent auditors, including the fees, services, and scope of such audit. The Committee is composed of Messrs. Konigsberg and Fish. Such Committee did not meet during fiscal 2000. All other functions of the Board of Directors are performed by the Board as a whole. Sandata does not have a nominating or compensation committee.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), requires that reports of beneficial ownership of capital stock and changes in such ownership be filed with the Securities and Exchange Commission (the "SEC") by Section 16 "reporting persons", including Directors, certain officers, holders of more than 10% of the outstanding Common Stock and certain trusts of which reporting persons are trustees. The Company is required to disclose in this Proxy Statement each reporting person whom it knows to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended May 31, 2000 or prior fiscal years.

     To the Company's knowledge, based solely on a review of copies of Forms 3, 4 and 5 furnished to it and written representations that no other reports were required, during the fiscal year ended May 31, 2000, the Company's officers, Directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to them except: Mr. Brodsky failed to file three reports relative to five transactions. Mr. Davies failed to file one report relative to one transaction and failed to timely file one report relative to one transaction. Mr. Freund failed to file one report relative to one transaction. Mr. Stoller failed to file one report relative to one transaction.

2.   RATIFY THE ADOPTION OF THE 2000 RESTRICTED STOCK PLAN

     On September 1, 2000, Sandata's Board of Directors adopted the 2000 Restricted Stock Grant Plan (the "2000 Restricted Stock Plan") subject to stockholder approval thereof. The following statements include summaries of certain provision of the 2000 Restricted Stock Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 2000 Restricted Stock Plan, a copy of which is available at Sandata's executive offices.

     PURPOSE

     The purpose of the 2000 Restricted Stock Plan is to advance the interests of Sandata by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors, upon whose judgment, initiative and effort Sandata is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in Sandata by ownership of its stock.

     ADMINISTRATION

     The 2000 Restricted Stock Plan is to be administered by the Board of Directors of Sandata or a Committee appointed by the Board. Subject to the provisions of the 2000 Restricted Stock Plan, the Board of Directors or Committee has the sole discretion and authority to (a) determine the participants in the 2000 Restricted Stock Plan, the time or times when grants of common stock of Sandata under the 2000 Restricted Stock Plan (a "Grant") shall be made, and the number of shares so granted; (b) to construe and interpret in the 2000 Restricted Stock Plan (c) to determine the terms restrictions and provisions of the respective Grants (which need not be identical) including, without limitation, restrictions on shares granted under the 2000 Restricted Stock Plan, as well as the purchase price, if any, of the shares granted under the 2000 Restricted Stock Plan; and (d) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration for the 2000 Restricted Stock Plan. All such actions and determinations of the Board of Directors or the Committee shall be conclusively binding for all purposes and upon all persons.

     EFFECTIVE DATE OF THE 2000 RESTRICTED STOCK PLAN

     The effective date of the 2000 Restricted Stock Plan is September 1, 2000, the date of its adoption by the Board.

     ELIGIBILITY

     Subject to certain limitations as set forth in the 2000 Restricted Stock Plan, Grants may be granted thereunder to persons or entities who are employees or non-employee Directors of, or certain consultants or advisors to, either Sandata or any parent or subsidiary corporation of Sandata. For purposes of the 2000 Restricted Stock Plan, a non-employee to whom an offer of employment has been extended is considered an employee. At October 23, 2000, approximately 140 employees and two non-employee Directors were eligible to receive grants under the 2000 Restricted Stock Plan.

     SHARES SUBJECT TO THE 2000 RESTRICTED STOCK PLAN

     700,000 shares of common stock of Sandata, subject to adjustment, have been reserved for issuance by Sandata under the 2000 Restricted Stock Plan. The shares to be delivered pursuant to Grants may consist, in whole or in part, of authorized but unissued common stock or treasury common stock not reserved for any other purpose.

     ADJUSTMENTS

     In the event that the common stock of Sandata is changed into or exchanged, for a different number or kind of shares or other securities of Sandata or another corporation by reason of a stock dividend, stock split, reorganization, reclassification, recapitalization, merger, consolidation, combination, exchange of shares, or other similar exchange, then there will be appropriate adjustments made to the aggregate number and class of shares or other securities that may be issued or transferred pursuant to the 2000 Restricted Stock Plan, and the provisions, terms and conditions of each outstanding Grant affected thereby shall be adjusted appropriately by the Board or the Committee.

     RESTRICTIONS

     Each Grant made by the Board or the Committee shall be made pursuant to a written instrument which must be executed by the grantee in order to be effective, which shall include the following restrictions, in addition to any other restrictions that the Board or the Committee may deem advisable in their sole discretion to place upon the Grant:

     1. No shares granted pursuant to a Grant may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until such shares are vested; and

     2. The shares granted pursuant to a Grant are non-vested at the time of the Grant, but shall, unless forfeited before they are fully vested, vest according to the following schedule:

                                                              Vested Percentage
                           Vesting Dates                      of Shares Granted

                  one year from date of Grant                          14%

                  two years from date of Grant                         28%

                  three years from date of Grant                       42%

                  four years from date of Grant                        56%

                  five years from date of Grant                        70%

                  six years from date of Grant                         84%

                  seven years from date of Grant                      100%

     Additionally, any grantee will forfeit all shares not previously vested, if any, at such time as the grantee is no longer employed by or rendering consulting or advisory services to Sandata, its parent company or subsidiary of Sandata. Notwithstanding any of the standard restrictions which will appear in all Grants, the Board or Committee may impose such other or different restrictions on any shares granted, under the 2000 Restricted Stock Plan, as it may deem advisable in its sole discretion, including, without limitation, restrictions relating to the length of service, corporate performance, attainment of individual or group performance objectives, and federal or state securities laws, and the Board or Committee may legend the certificates
representing  the  restricted   shares  to  give  appropriate   notice  of  such
restriction. Each transfer agent for the common stock of Sandata shall be instructed with respect to the foregoing restrictions on the stock. Any of these other or different restrictions shall be specifically set forth in the grant instrument.

     RIGHTS AND RESTRICTED SHARES

     All stock certificates representing the shares granted under the 2000 Restricted Stock Plan subject to restrictions shall be held by Sandata, or if the Board or the Committee so specifies, deposited with a third party custodian or trustee until the lapse of all the restrictions on the shares, at which point in time, certificates for the unrestricted shares (or the vested percentage of such unrestricted shares) shall be delivered by Sandata or such third party custodian or trustee to the grantee. Additionally, during any applicable period of restriction, a grantee who has been granted shares under the 2000 Restricted Stock Plan shall be the record owner of such shares and as such, shall be entitled to vote such shares and receive all dividends and other distributions paid with respect to such shares while they are so restricted. However, if any such dividends or distributions are paid in shares of Sandata stock during an applicable period of restriction, the shares received due to such dividend or distribution shall be subject to the same restrictions as the shares with respect to which they were issued.

     If the Board or the Committee determines, in its sole discretion, that in order to effectively deliver the shares granted pursuant to the 2000 Restricted Stock Plan Sandata must satisfy certain tax withholding liabilities, listing, registration or qualification requirements of any securities exchange or under any state or federal law, or obtain the consent or approval of any regulatory body as a condition for the delivery of the shares under the 2000 Restricted Stock Plan, then no Grant shall be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to Sandata.

     REMOVAL OF RESTRICTIONS

     Any grantee under the 2000 Restricted Stock Plan who has not previously forfeited any non-vested shares that are granted pursuant to a Grant, shall automatically have such non-vested shares vest upon the earlier of (a) the effective date of a Change in Control, (b) the termination by Sandata of the grantee's employment with, or consulting or advisory services to Sandata, as well as its parent and subsidiary companies, other than for Cause (c) the Resignation for Good Reason by the Grantee and (d) the Grantees Death or Permanent Disability (as such terms are defined in section 8(b)(3)the 2000 Restricted Stock Plan).

     AMENDMENT AND TERMINATION OF THE 2000 RESTRICTED STOCK PLAN

     The Board may at any time suspend or terminate the 2000 Restricted Stock Plan, or any portion thereof, or amend it from time to time in such respect as the Board deems advisable. No Grants may be made during any suspension or after termination of the 2000 Restricted Stock Plan. No amendment, suspension, or termination of the 2000 Restricted Stock Plan shall, without the grantee's consent, alter or impair any of the rights or obligations under any Grant previously granted to such grantee under the 2000 Restricted Stock Plan. No Grants may be made under the 2000 Restricted Stock Plan after September 1, 2010. The provisions of the 2000 Restricted Stock Plan shall, however, continue to apply as to any Grants made prior to such date.

     FEDERAL TAX CONSEQUENCES

     A grantee receiving restricted stock under the 2000 Restricted Stock Plan may elect under Section 83(b) of the Internal Revenue Code (the "Code") to include in ordinary income, as compensation, at the time restricted stock is first transferred to him, the excess of the fair market value of such shares at the time of the transfer (determined without regard to the restrictions) over the amount paid, if any, by the grantee for such shares. Unless an election under Section 83(b) of the Code is timely made by the grantee (not later than the expiration of 30 days following the time of the transfer of the stock to him), taxable income will not be recognized by the grantee until such shares are no longer subject to a substantial risk of forfeiture (the "Restrictions"). However, when the Restrictions lapse, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of the lapse over the amount paid, if any, by the grantee for such shares. Such ordinary income recognized by a grantee who is a Sandata employee will be subject to both wage withholding and employment taxes.

     The Board or the Committee may, in its sole discretion, (a) require a grantee to remit to Sandata a cash amount sufficient to satisfy, in whole or in part, federal, state or local withholding tax requirements prior to the delivery of any certificate for vested shares pursuant to a Grant; (b) require a grantee to satisfy, in whole or in part, any such withholding tax requirements by having Sandata, upon any delivery of vested shares, withhold from such shares that number of full shares having a fair market value equal to the amount or portion of the amount, required or permitted to be withheld; or (c) satisfy such withholding requirements through another lawful method.

     If the Section 83(b) election is made, any dividends received on shares which are subject to Restrictions will be treated as dividend income. If a grantee does not make an election under Section 83(b), dividends received on the common stock prior to the time the Restrictions on such shares of common stock lapse will be treated as additional compensation income, and not as dividend income for federal tax purposes and will be subject to wage withholding and employment taxes.

     A grantee's tax basis in restricted stock received pursuant to the 2000 Restricted Stock Plan will be equal to the sum of the price paid for such shares, if any, increased by the amount of ordinary income recognized by such recipient with respect to the receipt of such shares or the lapse of Restrictions thereof. The grantee's holding period for such shares for purposes of determining long term or short term capital gain or loss on a subsequent sale will begin immediately after the transfer of such shares to the grantee if a
Section 83(b) election is made with respect to such shares, or immediately after the Restrictions on such shares lapse if no Section 83(b) election is made.

     If the grantee includes the ordinary income in his gross income, or if Sandata satisfies the compensation reporting requirements, a deduction will be allowed to Sandata for federal income tax purposes, subject to the applications of Sections 162(a)(1), 162(m), 263, 263A and 280G of the Code, in an amount equal to the ordinary income recognized by the grantee with respect to restricted stock awarded pursuant to the 2000 Restricted Stock Plan. If, subsequent to the lapse of Restrictions on his common stock, the grantee sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares will result in capital gain or loss.

     If a Section 83(b) election is made, and, before the Restrictions on the shares lapse, the shares which are subject to such election are forfeited: (i) no deduction will be allowed to such grantee for the amount included in the income of such grantee by reason of the Section 83(b) election and (ii) the grantee will realize a loss in an amount equal to the excess, if any, of the amount paid by the grantee for such shares over the amount received by the grantee upon forfeiture (which loss would be a capital loss). In such event, Sandata will be required to include in its income the amount of any deduction previously allowed to it in connection with the transfer of such shares. A grantee will realize gain in an amount equal to the excess, if any, of the amount received by the grantee upon such forfeiture over the grantee's tax basis in such shares (which gain would be capital gain).

     Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "Covered Employees" in a taxable year to the extent that such compensation exceeds $1,000,000. "Covered Employees" are a corporation's chief executive officer and any other individual whose compensation is required to be reported to stockholders under the Securities Exchange Act of 1934, as amended, by reason of being among the four most highly compensated officers (other than the Chief Executive Officer) for the taxable year. If certain requirements are met, compensation paid under certain qualified performance-based compensation arrangements (which among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is composed solely of two or more "outside
Directors," is not considered in determining whether Covered Employee compensation exceeds $1,000,000. Grants under the 2000 Restricted Stock Plan will not satisfy the requirements of Section 162(m) of the Code for performance based compensation, so that the income recognized in connection with the awards thereunder will be included in a Covered Employee's compensation for purposes of determining whether such Covered Employee's compensation exceeds $1,000,000.

     In the event that the lapse of Restrictions on any shares awarded under the 2000 Restricted Stock Plan is accelerated because of a Change of Ownership of Sandata (as defined in Code Section 280G(b)(2)), a portion of the income to the grantee resulting from the lapse of such Restrictions, either alone or together with any other payments made to the grantee, may constitute an excess parachute payment under Section 280G of the Code. In such event, subject to certain exceptions, a portion of such amount will be non-deductible to Sandata and the grantee will be subject to a 20% excise tax on such portion of such amount.

     RECOMMENDATION OF BOARD OF DIRECTORS

     The Board of Directors of Sandata believes that approving the 2000 Restricted Stock Plan is in the best interest of Sandata and its stockholders. The affirmative vote of the holders of a majority of the votes of the outstanding Common Shares of Sandata present in person or by proxy and entitled to vote on the proposal at the Meeting is required for approval of this proposal. THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ADOPTION OF THE 2000 RESTRICTED STOCK PLAN.

3.   RATIFY THE ADOPTION OF THE 2000 STOCK OPTION PLAN

     On September 1, 2000, Sandata's Board of Directors adopted the 2000 Stock Option Plan subject to stockholder approval thereof and reserved for issuance thereunder 1,500,000 shares of common stock of Sandata. The following statements include summaries of certain provisions of the 2000 Stock Option Plan. The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the 2000 Stock Option Plan, a copy of which is available at Sandata's executive offices.

     PURPOSE

     The purpose of the 2000 Stock Option Plan is to advance the interests of Sandata by inducing eligible persons or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to Sandata, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in Sandata, and by providing such employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of Sandata.

     ADMINISTRATION

     The 2000 Stock Option Plan provides for its administration by the Board or by a committee thereof (the "Committee"). The Board or the Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee Directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the Committee is authorized to interpret the 2000 Stock Option Plan and the interpretation and construction by the Board or the Committee of any provision of the 2000 Stock Option Plan or of any option granted thereunder shall be final and conclusive. The receipt of options by Directors or any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the 2000 Stock Option Plan.

     NATURE OF OPTIONS

     The Board or Committee may grant under the 2000 Stock Option Plan options that are intended to either qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or not so qualify ("Nonstatutory Stock Options"). The Federal income tax consequences relating to the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "Federal Income Tax Consequences."

     ELIGIBILITY

     Subject to certain limitations as set forth in the 2000 Stock Option Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of Incentive Stock Options, are employees of either Sandata or any parent or subsidiary corporation of Sandata or, in the case of Nonstatutory Stock Options, are employees or non-employee Directors of, or certain consultants or advisors to, either Sandata or any parent or subsidiary corporation of Sandata. For purposes of the 2000 Stock Option Plan, a non-employee to whom an offer of employment has been extended is considered an employee, provided that the options granted to such individual shall not be exercisable, in whole or in part, for a period of at least one year from the date of grant and in the event the individual does not commence employment with the company, the options granted shall be considered null and void. At October 23, 2000, approximately 140 employees and two non-employee Directors were eligible to receive options under the 2000 Stock Option Plan.

     OPTION PRICE

     The option price of the shares subject to an Incentive Stock Option may not be less than the fair market value (as such term is defined in the 2000 Stock Option Plan) of the shares of common stock on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of Sandata (a "10% Stockholder"), the purchase price of the shares must be at least 110% of the fair market value of the Sandata common stock on the date upon which such option is granted.

     The option price of shares subject to a Nonstatutory Stock Option will be determined by the Board of Directors or the Committee at the time of grant and need not be at least the market price for Sandata's common stock.

     On October 23, 2000, the closing bid price for Sandata's common stock was $1.00 per share.

     EXERCISE OF OPTIONS

     An option granted under the 2000 Stock Option Plan shall be exercised by the delivery by the holder thereof to Sandata at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares which shall be made by the holder's delivery of (i) his check payable to the order of Sandata in such amount, (ii) previously acquired shares of common stock, the fair market value of which shall be determined as of the date of exercise, (iii) if provided in the stock option agreement, his check payable to the order of Sandata in an amount at least equal to the par value of the Common Stock being acquired, together with a promissory note, in form and upon the such terms as are acceptable to the Board or the Committee, made payable to the order of Sandata in an amount equal to the balance of the exercise price or (iv) any combination of (i), (ii) or (iii).

     DURATION OF OPTIONS

     No Incentive Stock Option granted under the 2000 Stock Option Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Shareholder, such option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory Stock Options granted under the 2000 Stock Option Plan may be of such duration as shall be determined by the Board or the Committee.

     RELOAD FEATURE

     The Board or the Committee may grant options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of common stock. The stock option agreement for options containing the reload feature shall provide that the option holder shall receive, contemporaneously with the payment of the option price in common stock, a reload stock option to purchase that number of shares of common stock equal to the number of shares of common stock used to exercise the option, and, with respect to Nonstatutory Stock Options, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Options. Subject to certain limitations, the exercise price of the reload options shall be equal to the fair market value of the common stock on the date of grant of the reload option. The term of the reload option shall be equal to the remaining term of the option which gave rise to the reload option. Subject to the foregoing, the terms of the 2000 Stock Option Plan applicable to the option shall be equally applicable to the reload option.

     STOCK APPRECIATION RIGHTS

     Stock Appreciation Rights may be granted in conjunction with all or part of any stock option granted under the 2000 Stock Option Plan or independent of a stock option grant. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Board or the Committee. Upon the exercise of a Stock Appreciation Right, a holder shall be entitled to receive an amount in cash, shares of common stock, or both, equal in value to the excess of the fair market value over the option exercise price per share of common stock.

     TRANSFERABILITY

     Incentive Stock Options granted under the 2000 Stock Option Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee. Nonstatutory Stock Options and certain Stock Appreciation Rights granted under the 2000 Stock Option Plan may be transferred during an optionee's lifetime, upon the approval of the Board of Directors or the Committee, to an optionee's "family members" (as such term is defined in the 2000 Stock Option Plan) through a gift or domestic relations order.

     DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee Director, consultant or advisor shall be terminated for cause, or such employment or services shall be terminated voluntarily, the options held by such persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee Director, consultant or advisor or for cause, then, subject to the terms of the stock option agreement, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the 2000 Stock Option Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by Sandata or at the normal retirement date prescribed from time to time by Sandata shall be deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement, if an option holder under the 2000 Stock Option Plan (i) dies while employed by Sandata or a parent or subsidiary corporation of Sandata or while serving as a non-employee Director of, or consultant or advisor to, Sandata or a parent subsidiary corporation of Sandata, or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised by the estate of the employee, non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such option by bequest or inheritance from the deceased option holder, at any time within one year after his death. Unless otherwise provided in the stock option agreement, if the holder of an option under the 2000 Stock Option Plan ceases employment or services because of permanent and total disability (within the meaning of
Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director of, or consultant or advisor to, Sandata or a parent or subsidiary corporation of Sandata, then such option may be exercised at any time within one year after his termination of employment, termination of Directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

     AMENDMENT AND TERMINATION

     The 2000 Stock Option Plan (but not options previously granted thereunder) shall terminate on September 1, 2010, ten years from the date that it was adopted by the Board. Subject to certain limitations, the 2000 Stock Option Plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.

     FEDERAL INCOME TAX CONSEQUENCES

        NONSTATUTORY STOCK OPTIONS

     Under the Code and the Treasury Department Regulations (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to Sandata's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to him nor a deduction to Sandata. Instead, the optionee will recognize compensation income at the time he exercises the Nonstatutory Stock Option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to Sandata in the year of exercise in the same amount as is includable in the optionee's income, however, no deduction may be allowable under the provisions of Sections 162(a)(1), 162(m), 263, 263A and 280G.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a Nonstatutory Stock Option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

        INCENTIVE STOCK OPTIONS

     Options granted under the 2000 Stock Option Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or Sandata from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the Incentive Stock Option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the Incentive Stock Option, and at least one year after the transfer of the shares to him upon exercise of the Incentive Stock Option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     Sandata generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case, Sandata will be allowed a corresponding deduction, subject to provisions of Sections 162(a)(1), 162(m), 263, 263A and 280G.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. In this regard, under existing Internal Revenue Service guidelines, Sandata may designate which shares issued upon exercise of such options are Incentive Stock Options and which shares are Nonstatutory Stock Options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an Incentive Stock Option and the balance of each share treated as granted pursuant to the exercise of a Nonstatutory Stock Option.

        STOCK APPRECIATION RIGHTS

     No taxable income is recognized upon the receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. Sandata will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year of Sandata in which such ordinary income is recognized.

     RECOMMENDATION AND REQUIRED VOTE

     The affirmative vote of the holders of a majority of the votes of the outstanding Common Shares of Sandata present in person or by proxy and entitled to vote on the proposal at the Meeting is required for the approval of this proposal. THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE ADOPTION OF THE 2000 STOCK OPTION PLAN.

                              INDEPENDENT AUDITORS

     Marcum & Kliegman LLP has served as Sandata's independent auditors since February 28, 1995 and has been selected as Sandata's independent auditors for the fiscal year ending May 31, 2000.

     A representative of Marcum & Kliegman LLP is expected to be present at the Meeting, will have the opportunity to make a statement, if such representative so desires, and the representative will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at Sandata's 2001 Annual meeting pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Exchange Act, must be received by the Secretary of Sandata at the principal executive offices of Sandata by August 5, 2001 for inclusion in Sandata's Proxy Statement and form of Proxy relating to such meeting. Sandata, however, may hold next year's annual meeting earlier in the year than this year's meeting.
Accordingly, Sandata suggests that stockholder proposals intended to be presented at next year's annual meeting be submitted well in advance of August 15, 2001, the earliest date upon which Sandata anticipates the proxy statement and form of proxy relating to such meeting will be released to stockholders.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of all Stockholders provides for the transaction of such other business as may properly come before the Meeting, Sandata has no knowledge of any other matter to be presented at the Meeting other than matters 1, 2 and 3 in the Notice. However, the enclosed Proxy gives discretionary authority in the event any other matters should be presented.

                                              By Order of the Board of Directors
                                              of Sandata, Inc.



                                               Hugh Freund
                                               Secretary

Port Washington, New York
Dated:  November 7, 2000

                                  SANDATA, INC.
                              26 HARBOR PARK DRIVE
                         PORT WASHINGTON, NEW YORK 11050

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Bert E. Brodsky and Hugh Freund as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of common stock of Sandata, Inc. (the "Company") held of record by the undersigned on October 16, 2000 at the Annual Meeting of Stockholders to be held on November 20, 2000 or any adjournment thereof.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 AND IN FAVOR OF ANY PROPOSAL TO ADJOURN THE MEETING IN ORDER TO ALLOW SANDATA ADDITIONAL TIME TO OBTAIN SUFFICIENT PROXIES WITH REGARD THERETO.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL
                                   PROPOSALS.

     1.   ELECTION OF DIRECTORS

          FOR all nominees listed below         WITHHOLD AUTHORITY
          (except as marked to the              to vote for all nominees listed.
           contrary below).


    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                STRIKE SUCH NOMINEE'S NAME FROM THE LIST BELOW.)


                    BERT E. BRODSKY       HUGH FREUND         GARY STOLLER

                        PAUL J. KONIGSBERG       RONALD L. FISH

     2.   PROPOSAL TO RATIFY THE ADOPTION OF THE 2000 RESTRICTED STOCK PLAN

                  FOR                       AGAINST                    ABSTAIN

     3.   PROPOSAL TO RATIFY THE ADOPTION OF THE 2000 STOCK OPTION PLAN

                  FOR                       AGAINST                    ABSTAIN



                          DATED:       ..................................., 2000


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                                                      Signature

                                                      Signature, if held jointly



             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                           USING THE ENCLOSED ENVELOPE